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                                                                    Exhibit 32.3

              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code

      I, Steven J. Heyer, the Chief Executive Officer of Starwood Hotels & Resorts ("Starwood"), certify that (i) the Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Starwood.

                                                     /s/ Steven J. Heyer
                                                     ---------------------------
                                                     Steven J. Heyer
                                                     Chief Executive Officer
                                                     Starwood Hotels & Resorts

                                                     March 3, 2005